UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report: May 9, 2006
POLYPORE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-119224	57-1006871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13800 South Lakes Drive, Charlotte, NC	28273
(Address of Principal Executive Offices)	(Zip Code)
(704) 587-8409
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On May 9, 2006, Polypore, Inc. (“Polypore”) issued a press release announcing its financial results for the three months ended April 1, 2006. A copy of the press release is furnished as Exhibit 99.1 hereto.
     Polypore will host a conference call to discuss these financial results at 9:00 a.m. Eastern Time on May 10, 2006. By press release dated April 27, 2006, the public was invited to listen to the conference call by live webcast accessed through the Investor Relations area of Polypore’s website at www.polypore.net. A replay of the call will be available until 11:59 p.m. Eastern Time on Sunday, May 14, 2006 via telephone at 800-642-1687 (in the U.S.) or 706-645-9291 (international), access number 8448149.
Item 9.01.Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Polypore, Inc. dated May 9, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE, INC.
/s/ Lynn Amos
Date: May 9, 2006	Lynn Amos
Chief Financial Officer